Exhibit 99.2
™Trademark of Trinseo PLC or its affiliates First Quarter 2023 Financial Results & Full-Year Outlook May 4, 2023

2 Introductions & Disclosure Rules Disclosure Rules This press release may contain forward-looking statements including, without limitation, statements concerning plans, objectives, goals, projections, forecasts, strategies, future events or performance, and underlying assumptions and other statements, which are not statements of historical facts or guarantees or assurances of future performance. Forward-looking statements may be identified by the use of words like "expect," "anticipate," “believe,” "intend," "forecast," "outlook," "will," "may," "might," "see," "tend," "assume," "potential," "likely," "target," "plan," "contemplate," "seek," "attempt," "should," "could," "would" or expressions of similar meaning. Forward-looking statements reflect management’s evaluation of information currently available and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Factors that might cause future results to differ from those expressed by the forward-looking statements include, but are not limited to, our ability to successfully investigate and remediate chemical releases on or from our sites, make related capital expenditures, reimburse third-party cleanup costs or settle potential regulatory penalties or other claims; our ability to successfully execute our business and transformation strategy; increased costs or disruption in the supply of raw materials; increased energy costs; our ability to successfully generate cost savings and increase profitability through asset restructuring initiatives; compliance with laws and regulations impacting our business; conditions in the global economy and capital markets; and those discussed in our Annual Report on Form 10-K, under Part I, Item 1A —"Risk Factors" and elsewhere in our other reports, filings and furnishings made with the U.S. Securities and Exchange Commission from time to time. As a result of these or other factors, our actual results, performance or achievements may differ materially from those contemplated by the forward-looking statements. Therefore, we caution you against relying on any of these forward-looking statements. The forward-looking statements included in this press release are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. This presentation contains financial measures that are not in accordance with generally accepted accounting principles in the US (“GAAP”) including EBITDA, Adjusted EBITDA, Adjusted Net Income, Adjusted EPS and Free Cash Flow. We believe these measures provide relevant and meaningful information to investors and lenders about the ongoing operating results and liquidity position of the Company. Such measures when referenced herein should not be viewed as an alternative to GAAP measures of performance or liquidity, as applicable. We have provided a reconciliation of these measures to the most comparable GAAP metric alongside of the respective measure or otherwise in the Appendix section and in the accompanying press release. Introductions • Frank Bozich, President & CEO • David Stasse, Executive Vice President & CFO • Andy Myers, Director of Investor Relations

Summary 2023 Outlook Q1 2023 Results • Q1 cash provided by operations of $45 million led to Free Cash Flow* of $24 million – included a working capital release of $52 million from inventory reduction • Q1 ending cash balance of $217 million with $251 million of additional available liquidity under two undrawn, committed financing facilities • Announced sale of Matamoros facility for cash consideration of $19 million; Q2 close expected Cash Generation & Liquidity • Net loss from continuing operations of $94 million to $61 million and Adjusted EBITDA* of $275 million to $325 million • Cash from ops of approximately $165 million and Free Cash Flow* of approximately $75 million • Expect significant sequential improvement in Q2 from lower raw material and Corporate costs, higher fixed cost absorption and a lower natural gas hedge loss • Cash improvement actions of more than $100 million in 2023 including working capital reductions, CapEx deferments, further dividend reduction and the Matamoros sale • Focus on growth programs including material substitution applications and sustainable products containing recycled or bio-based materials • Restart of sales process of Styrenics business which will include marketing individual assets and regional businesses Key Initiatives • Net loss from continuing operations of $49 million and Adjusted EBITDA* of $36 million • Results included pre-tax impacts of $19 million for natural gas hedge losses and $10 million for fixed cost under absorption • Sequential Adjusted EBITDA* improvement from seasonally higher volumes, asset restructuring, commercial actions and lower costs 3 * See Appendix for a reconciliation of non-GAAP measures

Europe 545 U.S. 251 Asia-Pacific 168 Rest of World 33 Q1 2023 Sales and Volume Summary Europe • Year-over-year decrease in building & construction and durables partially offset by automotive • Sequential increase in PMMA and ABS in building & construction and automotive applications U.S. • Lower year-over-year demand and destocking in building & construction and consumer durables with growth in automotive as production constraints ease • Sequential increase in PMMA and ABS in building & construction and automotive applications Asia • Lower year-over-year demand for consumer electronics and durables partially offset by higher sales to automotive applications Sales Volume YoY: (20%) Sales Volume YoY: (14%) Sales Volume YoY: (22%) Net Sales Global $996 Sales Volume YoY: (20%) Net sales in $millions Volume variances exclude Feedstocks segment 4

5 Trinseo Q1 2023 Financial Results* *From continuing operations; ** See Appendix for a reconciliation of non-GAAP measures • Margins declined from general market weakness; unfavorable year-over-year net timing variance of $34 million • Q1 results included pre-tax impacts of $19 million for natural gas hedge losses and $10 million for manufacturing cost under absorption related to inventory reduction initiatives ($1.40) ($1.01) $0.45 $2.08 Diluted EPS Adj EPS** EPS ($) Q1'23 Q1'22 $996 ($49) $1,387 $17 Net Sales Net Income Net Sales & Net Income ($MM) Q1'23 Q1'22 Net Sales $36 $178 Q1'23 Q1'22 Adjusted EBITDA** ($MM) Vol Price FX Total (20%) (7%) (2%) (28%)

Natural Gas Hedging Impact 6 € 30 € 40 € 50 € 60 € 70 € 80 € 90 € 100 as of 1 Jan 2023 as of 3 May 2023 as of 1 Apr 2023 $0 $1 $2 $3 $4 $5 $6 as of 1 Jan 2023 as of 3 May 2023 as of 1 Apr 2023 Henry Hub Forward Curve ($/MMBtu) TTF Forward Curve (Euro/MwH) • Q1 natural gas hedge loss of $19 million, of which $7 million was realized hedges related to gas purchased in Q1; remainder was mark-to-market on future hedges • As of today, the future mark-to-market impact is expected to be minimal as the current forward curves are similar to the end of Q1 • We expect an average of about a $9 million hedge loss per quarter in Q2 through Q4 based on current hedges in place and current forward curves Q1 mark-to-market impact from change in forward curve ($12 million) Q2-to-date mark-to-market impact

7 Engineered Materials • Lower volume and margin from destocking and weak demand; demand impacts most acute in consumer electronics, building & construction and wellness applications • Results included unfavorable impacts of $10 million from natural gas hedging, $7 million from net timing and $6 million from manufacturing cost under absorption $206 $295 Q1'23 Q1'22 Net Sales ($MM) ($12) $35 Q1'23 Q1'22 Adjusted EBITDA ($MM) 46 60 Q1'23 Q1'22 Volume (kt) Vol Price FX Total (23%) (6%) (1%) (30%)

8 Latex Binders • Sequential profitability improvement from pricing initiatives • Lower year-over-year volumes in all regions and applications from customer destocking and lower structural demand • CASE volumes declined by 10% versus prior year from lower demand in building & construction applications; CASE represented a record-high proportion of segment net sales in the quarter $248 $307 Q1'23 Q1'22 Net Sales ($MM) $26 $30 Q1'23 Q1'22 Adjusted EBITDA ($MM) 112 132 Q1'23 Q1'22 Volume (kt) Vol Price FX Total (14%) (3%) (2%) (19%)

9 Plastics Solutions • Significant sequential volume and margin improvement as destocking subsided and raw materials declined • Year-over-year volume decline due to lower demand in building & construction and consumer durables applications as well as the shutdown of one polycarbonate line • $13 million negative net timing variance versus prior year $290 $396 Q1'23 Q1'22 Net Sales ($MM) $26 $69 Q1'23 Q1'22 Adjusted EBITDA ($MM) 109 134 Q1'23 Q1'22 Volume (kt) Vol Price FX Total (20%) (5%) (2%) (27%)

10 Polystyrene • Demand levels remain lower from softness in building & construction and appliance applications • Margin contraction from weaker demand and mix • 22% year-over-year increase in sales volume of recycled-content-containing polystyrene with a significant margin premium $209 $318 Q1'23 Q1'22 Net Sales ($MM) $16 $45 Q1'23 Q1'22 Adjusted EBITDA ($MM) 129 165 Q1'23 Q1'22 Volume (kt) Vol Price FX Total (22%) (10%) (2%) (34%)

11 Feedstocks & Americas Styrenics • Styrene production margins remain challenged globally • Terneuzen plant restarted at the end of January; Boehlen plant closed permanently at the end of Q4’22 ($11) $4 Q1'23 Q1'22 Adjusted EBITDA ($MM) FEEDSTOCKS AMERICAS STYRENICS $18 $22 Q1'23 Q1'22 Adjusted EBITDA ($MM) • Lower styrene margin partially offset by higher polystyrene margin

12 Q2 and FY 2023 Earnings Guidance Second Quarter 2023 net loss from continuing operations of approximately $15 million and Adjusted EBITDA* of approximately $80 million Significant sequential improvement expected from lower natural gas hedge loss (~$10 million), better fixed cost absorption (~$10 million) and lower raw material and Corporate costs (~$20 million) • Engineered Materials significantly higher from factors mentioned above • Approximately $20 million of above factors in Engineered Materials • Europe ammonia cost currently down ~50% versus Q1’23 average • Latex Binders higher from new business wins including CASE • Feedstocks higher from improved styrene margin • Base Plastics, Polystyrene and Americas Styrenics similar • Lower Corporate cost Full-Year 2023 net loss from continuing operations of $94 million to $61 million and Adjusted EBITDA* of $275 million to $325 million • Guidance range based on volume growth in the second half of the year • Low end of range assumes no volume growth from current levels; high end of range assumes volume growth of ~10% from current levels *For the definition of Adjusted EBITDA, refer to the accompanying press release furnished as Exhibit 99.1 to our Form 8-K dated May 4, 2023.

Recovery from Q3'22 Trough

TRINSEO

Trade Volume (kt)



FY 2023 guidance range based on H2'23 volume growth of 0% to 10%
539
514
444
418
434
QoQ ~Flat
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3 / Q4'23 Avg

Net income (loss) from continuing operations ($millions)

Adj EBITDA* ($millions)



$17
$178
$37
$164
$(118)
($37)
$(364)
$6
$(49)
$36
~$(15)
~$80
$(15)-$1
$80-$105
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3 / Q4'23 Avg

* See Appendix for a reconciliation of non-GAAP measures

Trade Volume

- Q2: flat to low-single-digit sequential increase from end of destocking
- H2'23
  - Guidance range assumes growth of 0% to 10% from current levels
  - Expectation is a gradual demand increase through end of year

Adj EBITDA*

- Q2'23
  - QoQ increase from lower natural gas hedge loss, better fixed cost absorption and lower raw material and Corporate costs
  - Third consecutive quarter of sequentially higher Adj EBITDA*
- H2'23: volume increase from market recovery; 10% volume increase is ~$30 million profitability improvement per quarter

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14 FY 2023 Cash Flow Guidance Cash from Operations of approximately $165 million and Free Cash Flow* of approximately $75 million • Capital Expenditures: $90 million • Cash Interest: $150 million • Cash Taxes: $35 million • Restructuring: $35 million • Turnarounds: $10 million • Working capital release of ~$100 million at midpoint of guidance range * See Appendix for a reconciliation of non-GAAP measures Cash outlook includes more than $100 million of improvement actions including working capital reductions, Matamoros asset sale, capital expenditure deferments and a further significant reduction in the dividend

Appendix

16 Selected Segment Information (in $millions, unless noted) Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 2020 2021 2022 Engineered Materials 12 10 13 16 16 43 53 58 60 60 50 41 46 51 170 212 Latex Binders 135 115 133 131 137 139 141 135 132 138 132 117 112 514 553 520 Plastics Solutions 131 101 139 140 143 142 135 128 134 120 100 102 109 511 548 457 Polystyrene 152 171 163 160 163 150 154 145 165 141 124 134 129 645 612 564 Feedstocks 72 50 59 66 65 54 49 55 46 54 37 24 38 247 223 162 Trade Volume (kt) 502 447 507 513 525 528 532 521 539 514 444 418 434 1,968 2,106 1,915 Engineered Materials 48 38 50 60 66 181 231 277 295 301 243 205 206 195 755 1,044 Latex Binders 219 165 183 200 251 311 316 306 307 354 341 255 248 767 1,183 1,256 Plastics Solutions 257 151 240 269 329 397 393 379 396 362 293 271 290 918 1,498 1,323 Polystyrene 183 156 167 193 267 313 275 264 318 312 248 216 209 699 1,119 1,093 Feedstocks 56 24 39 47 73 71 55 73 70 97 53 28 43 166 272 249 Net Sales 763 534 679 768 986 1,274 1,269 1,298 1,387 1,426 1,178 975 996 2,745 4,827 4,966 Engineered Materials 8 5 9 12 8 28 33 26 35 34 8 (5) (12) 35 95 72 Latex Binders 21 16 19 21 17 32 37 20 30 29 31 20 26 77 106 111 Plastics Solutions 27 (12) 40 50 65 82 88 79 69 46 (15) (9) 26 106 314 91 Polystyrene 11 15 20 33 47 51 51 33 45 23 19 12 16 79 183 99 Feedstocks (17) (4) 10 14 46 40 (28) (25) 4 14 (78) (16) (11) 3 34 (75) Americas Styrenics 10 14 18 25 23 30 17 22 22 39 23 18 18 67 93 102 Corporate (22) (17) (16) (26) (22) (24) (25) (24) (27) (21) (24) (16) (26) (82) (96) (88) Adjusted EBITDA* 38 17 101 130 184 239 173 133 178 164 (37) 6 36 285 729 312 Adj EBITDA Variance Analysis Net Timing** Impacts - Fav/(Unfav) Engineered Materials (0) (1) 0 1 1 1 (0) 0 (0) 0 (1) (3) (7) 0 2 (3) Latex Binders (3) (2) (1) 0 (16) 3 2 (2) 3 (3) 7 (1) (0) (5) (13) 6 Plastics Solutions (1) (15) 2 3 5 (1) (1) 8 11 10 (1) (2) (2) (11) 11 17 Polystyrene (4) (3) 1 6 5 1 0 1 5 7 (6) (4) 1 (1) 6 1 Feedstocks (7) (8) 2 15 14 0 (2) 1 13 19 (23) (8) 6 1 13 1 Net Timing** Impacts - Fav/(Unfav) (15) (28) 3 25 8 5 (1) 7 32 33 (24) (19) (2) (16) 19 21 *See this Appendix for a reconciliation of non-GAAP measures **Net Timing is the difference between Raw Material Timing and Price Lag. Raw Material Timing represents the timing of raw material cost changes flowing through cost of goods sold versus current pricing. Price Lag represents the difference in revenue between the current contractual price and the current period price.

US GAAP to Non-GAAP Reconciliation

TRINSEO

(in $millions, unless noted)	Q1'20	Q2'20	Q3'20	Q4'20	Q1'21	Q2'21	Q3'21	Q4'21	Q1'22	Q2'22	Q3'22	Q4'22	Q1'23	2020	YTD 2021	2022
Net Income (Loss)	(36.3)	(128.4)	105.8	66.7	71.5	151.6	93.1	123.8	16.7	37.4	(119.8)	(365.3)	(48.9)	7.9	440.0	(430.9)
Net Income (Loss) from discontinued operations	33.1	(154.2)	65.6	0.5	5.7	18.6	13.7	122.4	(0.4)	0.3	(1.9)	(1.0)	-	(54.8)	160.4	(2.9)
Net Income (Loss) from continuing operations	(69.4)	25.8	40.2	66.2	65.8	133.0	79.4	1.4	17.1	37.1	(117.9)	(364.3)	(48.9)	62.7	279.6	(428.0)
Interest expense, net	10.3	11.7	10.0	11.6	12.0	21.6	23.0	22.8	21.9	25.4	30.4	35.3	38.3	43.6	79.4	112.9
Provision for (benefit from) income taxes	42.3	(53.0)	26.9	26.5	20.1	23.3	5.5	22.0	22.6	30.8	(12.1)	(83.0)	(16.7)	42.7	70.9	(41.6)
Depreciation and amortization	24.2	24.3	21.2	22.8	23.1	38.1	49.8	56.4	53.0	48.1	45.9	89.8	56.0	92.6	167.5	236.9
EBITDA	7.4	8.8	98.3	127.1	121.0	216.0	157.7	102.6	114.6	141.4	(53.7)	(322.2)	28.7	241.6	597.4	(119.8)
Other items	18.7	3.0	2.6	1.2	2.1	4.8	0.7	12.0	23.4	22.1	14.8	11.0	3.6	25.5	19.5	71.2
Restructuring and other charges	1.8	5.4	(0.1)	(1.5)	0.3	6.3	0.2	2.2	0.4	(1.5)	-	17.0	3.7	5.6	9.0	15.9
Net gain on disposition of businesses and assets	(0.4)	-	-	-	(0.2)	-	-	(0.4)	(0.3)	(1.5)	-	-	-	(0.4)	(0.6)	(1.8)
Acquisition transaction and integration net costs	0.1	(0.4)	-	9.4	6.0	43.2	13.6	12.5	3.2	2.7	0.4	0.4	-	9.1	75.3	6.6
Acquisition purchase price hedge loss (gain)	-	-	-	(7.3)	55.0	(33.0)	-	-	-	-	-	-	-	(7.3)	22.0	-
European Commission request for information	-	-	-	-	-	-	-	-	35.6	-	-	0.6	-	-	-	36.2
Goodwill impairment charges	-	-	-	-	-	-	-	-	-	-	-	297.1	-	-	-	297.1
Asset impairment charges or write-offs	10.3	-	-	0.7	-	1.8	1.2	3.8	0.7	1.3	1.9	2.4	0.3	11.0	6.8	6.3
Adjusted EBITDA	37.9	16.8	100.8	129.6	184.2	239.1	173.4	132.7	177.6	164.5	(36.6)	6.3	36.3	285.1	729.4	311.7
Adjusted EBITDA to Adjusted Net Income																
Adjusted EBITDA	37.9	16.8	100.8	129.6	184.2	239.1	173.4	132.7	177.6	164.5	(36.6)	6.3	36.3	285.1	729.4	311.7
Interest expense, net	10.3	11.7	10.0	11.6	12.0	21.6	23.0	22.8	21.9	25.4	30.4	35.3	38.3	43.6	79.4	112.9
Provision for (benefit from) income taxes - Adjusted	47.6	(54.7)	26.8	25.3	26.1	33.5	24.7	24.4	25.6	25.7	(9.6)	(18.8)	(20.0)	44.9	108.7	22.8
Depreciation and amortization - Adjusted	23.0	23.0	21.2	22.8	23.0	37.4	46.1	52.9	50.9	47.2	45.1	49.9	53.3	90.1	159.3	193.1
Adjusted Net Income (Loss)	(43.0)	36.8	42.8	69.9	123.1	146.6	79.6	32.6	79.3	66.2	(102.5)	(60.1)	(35.3)	106.5	382.0	(17.1)
Wtd Avg Shares - Diluted (000)	*38,632*	*38,289*	*38,421*	*38,954*	*39,479*	*39,647*	*39,517*	*39,483*	*38,139*	*36,996*	*35,176*	*34,974*	*35,032*	*38,581*	*39,573*	*35,941*
Adjusted EPS - Diluted ($)	*(1.11)*	*0.96*	*1.11*	*1.79*	*3.12*	*3.70*	*2.01*	*0.83*	*2.08*	*1.79*	*(2.91)*	*(1.72)*	*(1.01)*	*2.76*	*9.65*	*(0.48)*
Adjustments by Statement of Operations Caption																
Cost of sales	-	-	-	-	-	*10.1*	*3.5*	*3.5*	-	-	-	-	-	*0.0*	*17.1*	*0.0*
SG&A	*20.6*	*8.4*	*1.5*	*9.7*	*8.4*	*39.7*	*13.5*	*23.2*	*27.0*	*22.9*	*16.0*	*28.4*	*7.3*	*40.2*	*84.8*	*94.3*
Impairment and other charges	*10.3*	-	-	*0.7*	-	*1.8*	*1.2*	*3.8*	*36.3*	*1.3*	*1.9*	*300.1*	*0.3*	*11.0*	*6.8*	*339.6*
Acquisition purchase price hedge (gain) loss	-	-	-	*(7.3)*	*55.0*	*(33.0)*	-	-	-	-	-	-	-	*(7.3)*	*22.0*	*0.0*
Other expense (income), net	*(0.4)*	*(0.4)*	*1.0*	*(0.6)*	*(0.2)*	*4.5*	*(2.5)*	*(0.4)*	*(0.3)*	*(1.1)*	*(0.8)*	-	-	*(0.4)*	*1.4*	*(2.2)*
Total EBITDA Adjustments	*30.5*	*8.0*	*2.5*	*2.5*	*63.2*	*23.1*	*15.7*	*30.1*	*63.0*	*23.1*	*17.1*	*328.5*	*7.6*	*43.5*	*132.1*	*431.7*
Free Cash Flow Reconciliation																
Cash provided by (used in) operating activities	(5.8)	81.6	51.9	127.6	51.0	(21.0)	208.2	214.4	(5.0)	(83.0)	97.6	33.9	45.4	255.4	452.7	43.5
Capital expenditures	(24.3)	(23.8)	(12.7)	(21.4)	(12.6)	(19.7)	(35.7)	(55.4)	(24.8)	(31.5)	(38.5)	(54.2)	(21.8)	(82.3)	(123.5)	(149.0)
Free Cash Flow	(30.1)	57.8	39.2	106.2	38.4	(40.7)	172.5	159.0	(29.8)	(114.5)	59.1	(20.3)	23.6	173.1	329.2	(105.5)

NOTE: For definitions of non-GAAP measures as well as descriptions of current period reconciling items from Net Income to Adjusted EBITDA and to Adjusted Net Income, refer to the accompanying press release furnished as Exhibit 99.1 to our Form 8-K dated May 4, 2023. Totals may not sum due to rounding.

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US GAAP to Non-GAAP Reconciliation

TRINSEO

Profitability Outlook

(In $millions, unless noted)	Q2 2023	Q3 & Q4 2023	Year Ended Dec 31, 2023
Adjusted EBITDA	80	159 - 209	275 - 325
Interest expense, net	(37)	(74)	(150)
Provision for income taxes	(9)	(19) - (36)	(11) - (28)
Depreciation and amortization	(48)	(96)	(200)
Reconciling items to Adjusted EBITDA[(1)]	0	0	(8)
Net Income (loss) from continuing operations	**(15)**	**(30) - 3**	**(94) - (61)**
Reconciling items to Adjusted Net Income (Loss) [(1)]	0	0	14
Adjusted Net Income (Loss)	**(15)**	**(30) - 3**	**(80) - (47)**
Weighted avg shares - diluted (MM)	35.0	35.0	35.0
EPS - diluted ($)	(0.42)	(0.87) - 0.07	(2.68) - (1.74)
Adjusted EPS ($)	(0.42)	(0.87) - 0.07	(2.29) - (1.35)

Cash Outlook

	Year Ended Dec 31, 2023
Cash From Operations	165
Capital Expenditures	(90)
Free Cash Flow	**75**

(1) Reconciling items to Adjusted EBITDA and Adjusted Net Income (Loss) are not typically forecasted by the Company based on their nature as being primarily driven by transactions that are not part of the core operations of the business and, as a result, cannot be estimated without unreasonable cost or uncertainty. For potential reconciling items to Adjusted EBITDA and Adjusted Net Income (Loss) during 2023 are not reflected.

NOTE: For definitions of non-GAAP measures as well as descriptions of current period reconciling items from Net Income (Loss) to Adjusted EBITDA and to Adjusted Net Income (Loss), refer to the accompanying press release furnished as Exhibit 99.1 to our Form 8-K dated May 4, 2023. Totals may not sum due to rounding.

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